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                             [letterhead]


                 Consent of George A. Hieronymus and Company, L.L.C.

We consent to the incorporation by reference in this Current Report on Form 8-K/A, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated as shown in Exhibit A with respect to the audits of those entities as shown in Exhibit A for the years ended December 31, 1994 and 1995. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement in Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (no. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (333-20755), all filed with the Securities and Exchange Commission.


/s/ George A. Hieronymus and Company, L.L.C.
- --------------------------------------------
George A. Hieronymus and Company, L.L.C.
Mobile, Alabama
September 2, 1997


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                                  E X H I B I T   A



For the year ended December 31, 1994


Real Estate Partnership                          Report Date
- -----------------------                          ------------

Athens Arms Associates                           January 27, 1995

Colonial Terrace I Associates                    January 27, 1995

Colonial Terrace II Associates                   January 27, 1995





For the year ended December 31, 1995


Real Estate Partnership                          Report Date
- -----------------------                          -----------

Athens Arms Associates                           January 26, 1996

Colonial Terrace I Associates                    January 26, 1996

Colonial Terrace II Associates                   January 26, 1996